Exhibit 99.2

Backblaze Announces Pricing of Upsized $35 Million Follow-On Offering

San Mateo, Calif., November 21, 2024 (BUSINESS WIRE) — Backblaze, Inc. (Nasdaq: BLZE), the cloud storage innovator providing a modern alternative to traditional cloud providers, today announced the pricing of its upsized underwritten public offering of 6,250,000 shares of its Class A common stock (the “Common Stock”) at a price to the public of $5.60 per share. Closing of the offering is expected to occur on November 22, 2024, subject to customary closing conditions. In addition, Backblaze has granted the underwriters a 30-day option to purchase up to an additional 937,500 shares of Common Stock at the public offering price less the underwriting discounts.

Oppenheimer & Co. Inc. and Needham & Company, LLC are acting as joint book-running managers and Craig-Hallum Capital Group LLC is acting as co-manager for the offering.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2024 and declared effective by the SEC on May 13, 2024. A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the proposed offering will be with the SEC. When available, copies of the preliminary prospectus supplement and final prospectus supplement relating to the offering may be obtained by contacting: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, New York 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com; or from Needham & Company, LLC, Attention: Prospectus Department, 250 Park Avenue, 10th Floor, New York, NY 10177, telephone: (800) 903-3268, or by emailing prospectus@needhamco.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Backblaze, Inc.

Backblaze is the cloud storage innovator providing a modern alternative to traditional cloud providers. We deliver high-performance, secure cloud object storage that customers use to develop applications, manage media, secure backups, build AI workflows, protect from ransomware, and more. Backblaze helps businesses break free from the walled gardens that traditional providers lock customers into, enabling them to use their data in open cloud workflows with the providers they prefer at a fraction of the cost. Headquartered in San Mateo, CA, Backblaze (NASDAQ: BLZE) was founded in 2007 and serves over 500,000 customers in 175 countries around the world. For more information, please go to www.backblaze.com.

Forward-looking Statements

Except for historical information, certain statements in this press release, including statements regarding the proposed follow-on public offering and the proposed terms of such offering are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that are in some cases beyond our control and may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and relate to market conditions, the ability to complete the offering, and the satisfaction of the closing conditions related to the follow-on public offering. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Backblaze undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section titled “Risk Factors” section in Backblaze’s effective shelf registration statement on Form S-3 initially filed with the SEC on May 1, 2024, including the documents incorporated by reference therein, including Backblaze’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 7, 2024.

Investors Contact:

Mimi Kong

Investor Relations

ir@backblaze.com

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